Exhibit 10.9

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

dated as of April 19, 2013,

among

PETCO ANIMAL SUPPLIES, INC.,

the Subsidiary Parties from time to time party hereto,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Agent

And

CREDIT SUISSE AG,

as Administrative Agent

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SCHEDULES

Schedule I	—	Equity Interests and Debt Securities

EXHIBITS

Exhibit A	—	Letter of Credit Rights and Chattel Paper
Exhibit B	—	Commercial Tort Claims
Exhibit C	—	Offices in Which Financing Statements and Security Agreements Have Been Filed
Exhibit D	—	Form of Amendment to Security Agreement
Exhibit E	—	Form of Perfection Certificate
Exhibit F	—	Subsidiary Parties
Exhibit G	—	Form of Collateral Access Agreement
Exhibit H	—	Form of Supplement to Security Agreement

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THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of April 19, 2013, by and among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the “Borrower”), the Subsidiary Parties (as defined below) from time to time party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent for the lenders party to the ABL Credit Agreement referred to below (in such capacity, the “Collateral Agent”), and CREDIT SUISSE AG, as administrative agent for the lenders party to the ABL Credit Agreement referred to below (in such capacity, the “Administrative Agent” and, together with the Collateral Agent, the “Agents”).

PRELIMINARY STATEMENT

Reference is made to the ABL Credit Agreement dated as of April 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Agents. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the ABL Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Security Agreement. The Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the ABL Credit Agreement and are willing to execute and deliver this Security Agreement in order to induce the Lenders to enter into, and extend such credit to the Borrower under, the ABL Credit Agreement and to secure the Secured Obligations, including in the case of each Grantor that is a Loan Guarantor, its obligations under the Loan Guaranty. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Terms Defined in ABL Credit Agreement.

(a) All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the ABL Credit Agreement.

(b) The rules of construction specified in Section 1.03 of the ABL Credit Agreement also apply to this Security Agreement.

Section 1.02. Terms Defined in UCC. Terms defined in the UCC that are not otherwise defined in this Security Agreement or the ABL Credit Agreement are used herein as defined in the UCC.

Section 1.03. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Borrower” shall have the meaning set forth in the introductory paragraph to this Security Agreement.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means a landlord waiver or other agreement, substantially in the form attached hereto as Exhibit G or such other form as shall be reasonably satisfactory to the Collateral Agent, between the Collateral Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any premises where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to any Agent with respect to the Collateral pursuant to any Loan Document.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Excluded Assets” means:

(a) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or Foreign Subsidiary Holding Company;

(b) any Domestic Subsidiary that is taxed as a partnership for federal income tax purposes that holds Equity Interests of a Foreign Subsidiary whose Equity Interests are pledged pursuant to this Security Agreement;

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(c) any leases, licenses, rights or other agreements contained within the Collateral to which any Grantor is a party or any of its rights or interests are subject thereto to the extent and solely to the extent that the proximate result of the grant of such security interest shall be to (1) constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest in such Grantor therein (including any intent-to-use applications for Trademarks filed in the United States Patent and Trademark Office, unless and until acceptable evidence of use of the Trademark has been filed pursuant to Sections 1(c) or 1(d) of the Lanham Act) or (2) create a situation under which such Grantor shall be deemed to have breached or terminated pursuant to the terms of, or defaulted under, any such Collateral; and, in each case under clauses (1) and (2) above, such abandonment, invalidation, unenforceability, breach, termination or default would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles or equity; provided, however, that the Excluded Assets shall not include, and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability, breach, termination or default shall be remedied and to the extent severable, shall attach immediately to, any portion of such lease, license, right or agreement that does not result in any of the consequences specified in (1) or (2) above; and

(d) assets that are acquired by any Grantor with the proceeds of Indebtedness incurred pursuant to Section 6.01(e) and 6.01(f) of the ABL Credit Agreement and that are subject to a purchase money Lien in favor of the lenders under such Indebtedness.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Grantors” means the Borrower and each of the Subsidiary Parties.

“Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement dated as of November 24, 2010, among the Borrower, the Subsidiaries from time to time party thereto, the Collateral Agent and the Term Loan Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Licenses” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to (1) Patents, (2) Copyrights or (3) Trademarks, in each case owned by such Grantor or that such Grantor otherwise has the right to license.

“Patents” means, with respect to any Person, all of such Person’s right, title and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (d) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

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“Perfection Certificate” means a certificate substantially in the form of Exhibit E completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

“Pledged Collateral” means, collectively, (a) all Pledged Stock, (b) all Pledged Debt Securities, (c) all other property that may be delivered to and held by the Agent pursuant to the terms of Article II; (d) subject to Section 4.05(c), all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 4.05(c), all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing.

“Pledged Debt Securities” means (i) the debt securities owned by any Grantor, including those listed opposite the name of such Grantor on Schedule I, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing all such debt securities.

“Pledged Stock” means (i) the shares of capital stock and other Equity Interests owned by any Grantor, including those listed on Schedule I, (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests; provided that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or Foreign Subsidiary Holding Company.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money that are General Intangibles or that are otherwise included as Collateral.

“Required Secured Parties” means (a) prior to an acceleration of the Obligations under the ABL Credit Agreement, the Required Lenders, (b) after an acceleration of the Obligations under the ABL Credit Agreement but prior to the date upon which the ABL Credit Agreement has terminated by its terms and all of the Obligations thereunder have been paid in full, Lenders holding in the aggregate at least a majority of the total Revolving Exposure of all the Lenders and (c) after the ABL Credit Agreement has terminated by its terms and all of the Obligations thereunder have been paid in full (whether or not the Obligations under the ABL Credit Agreement were ever accelerated), Lenders (or their Affiliates) holding in the aggregate at least a majority of the aggregate net Secured Swap Obligations then due and unpaid from the Grantors to the Lenders under Swap Agreements, as determined by the Administrative Agent in its reasonable discretion.

“Revolving Facility Mortgages” shall have the meaning set forth in the Intercreditor Agreement.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

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“Secured Parties” means (a) the Lenders, (b) each Agent, (c) each Issuing Bank, (d) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Secured Swap Obligations, (e) each provider of Banking Services the Banking Services Obligations in respect of which constitute Secured Obligations, (f) the beneficiaries of each indemnification obligations undertaken by any Loan Party under any Loan Document and (g) the successors and permitted assigns of each of the foregoing.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Subsidiary Parties” means (a) the Subsidiaries identified on Exhibit F and each other Domestic Subsidiary that becomes a party to this Security Agreement as a Subsidiary Party after the date hereof, in accordance with Section 7.13 herein and Section 5.10 of the ABL Credit Agreement.

“Term Loan Agent” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Credit Agreement” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan First Lien Collateral Transition Date” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Obligations” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Security Agreement” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Security Documents” shall have the meaning set forth in the Intercreditor Agreement.

“Trademarks” means, with respect to any Person, all of such Person’s right, title and interest in and to: (a) all common law trademarks, trademark registrations and trademark applications, common law service marks, service mark registrations and service mark applications, trade names, corporate names, trade dress and logos, and the goodwill of the business symbolized by the foregoing; (b) all extensions and renewals of the foregoing; (c) all income, royalties, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof; (d) all rights to sue for past, present and future infringements of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

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“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

ARTICLE II

Grant of Security Interest

Each Grantor hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor, or in which such Grantor has or at any time in the future may acquire any right, title or interest, and regardless of where located (all of which are collectively referred to as the “Collateral”), including:

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Copyrights, Patents, Trademarks and Licenses;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all Pledged Collateral;

(xiii) all cash or cash equivalents;

(xiv) all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xv) all Deposit Accounts with any bank or other financial institution;

(xvi) all Commercial Tort Claims as specified from time to time in Exhibit B; and

(xvii) all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books

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and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto, any General Intangibles at any time evidencing or relating to any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the “Collateral” include, or the security interest attach to, any Excluded Asset.

ARTICLE III

Representations and Warranties

The Grantors, jointly and severally, represent and warrant to the Agents, for the benefit of the Secured Parties, that:

Section 3.01. Title, Perfection and Priority. Each Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.01(e), and has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit C, the Collateral Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing under the Uniform Commercial Code in effect in the applicable jurisdiction, subject only to Liens permitted under Section 4.01(e) and to the terms of the Intercreditor Agreement.

Section 3.02. Letter-of-Credit Rights and Chattel Paper. Exhibit A lists all Letter-of-Credit Rights and Chattel Paper of each Grantor as of the date hereof, in each case with a value in excess of $1,000,000. All actions necessary or desirable to protect and perfect the Collateral Agent’s Lien under the laws of the United States, on each item listed on Exhibit A (including the delivery of all originals as and to the extent required hereunder) have been duly taken by each Grantor. The Collateral Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit A, subject only to Liens permitted under Section 4.01(e) and to the terms of the Intercreditor Agreement.

Section 3.03. Accounts and Chattel Paper.

(a) The names of the obligors, amounts owing, due dates and other information with respect to each Grantor’s Accounts and Chattel Paper that are Collateral are and will be correctly stated, at the time furnished, in all records of such Grantor relating thereto and in all invoices (if any) and each Collateral Report with respect thereto furnished to either Agent by such Grantor from time to time.

(b) Except as disclosed on the most recent Collateral Report, (i) all such Accounts referred to in such Collateral Report represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of the applicable Grantor’s business and

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are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect to any Accounts referred to in such Collateral Report, and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor or any deduction therefrom except a discount or allowance allowed by a Grantor in the ordinary course of its business for prompt payment; (iii) to the knowledge of such Grantor, there are no facts, events or occurrences that in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and the most recent Collateral Report with respect thereto; (iv) no Grantor has received any notice of proceedings or actions that are threatened or pending against any Account Debtor that might result in any material adverse change in such Account Debtor’s financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due.

(c) In addition, (i) the amounts shown on all invoices, statements and the most recent Collateral Report with respect thereto are actually and absolutely owing to a Grantor as indicated thereon and are not in any way contingent; and (ii) no payments have been or shall be made thereon except payments delivered to a Blocked Account subject to a Blocked Account Agreement or a DDA in respect of which a DDA Notification has been delivered, in each case in accordance with Section 2.21 of the ABL Credit Agreement.

Section 3.04. Inventory. With respect to any Inventory scheduled or listed on the most recent Collateral Report, except as disclosed therein: (a) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location not set forth in the Perfection Certificate except as permitted by Section 4.01(h), (b) the Grantors have good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Collateral Agent, for the benefit of the Secured Parties, and except for other Liens permitted under Section 6.02 of the ABL Credit Agreement, (c) such Inventory is Eligible Inventory, (d) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties that would, upon sale or other disposition of such Inventory by the Collateral Agent in accordance with the terms hereof, infringe the rights of such third- party licensor, violate any contract with such third-party licensor or cause the Collateral Agent to incur any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement related thereto, (e) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (f) the completion of manufacture, sale or other disposition of such Inventory by the Collateral Agent following the occurrence and during the continuance of an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such Inventory is subject.

Section 3.05. Intellectual Property. As of the date hereof, no Grantor owns any Patent, Trademark or Copyright which is not set forth in the Perfection Certificate. This Security Agreement is effective to create a valid and continuing Lien under the UCC and the laws of the United States and, upon timely filing of appropriate financing statements in the offices listed on

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Exhibit C and this Security Agreement (or a fully executed short form agreement in form and substance reasonably satisfactory to the Collateral Agent) with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests under the UCC and the laws of the United States (subject to the terms of the Intercreditor Agreement) in favor of the Collateral Agent for the ratable benefit of the Secured Parties on the Patents, Trademarks and Copyrights which are subject to a valid U.S. registration or application for registration included in the Collateral and owned by the Grantors, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Grantors (except as permitted by Section 6.02 of the ABL Credit Agreement); and all action necessary or desirable under the UCC and the laws of the United States to protect and perfect the Collateral Agent’s Lien on such Patents, Trademarks or Copyrights owned by the Grantors shall have been duly taken.

Section 3.06. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral that has not lapsed or been terminated naming a Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Collateral Agent on behalf of the Secured Parties as the secured party and (b) as permitted by Sections 4.01(e) and 4.01(f).

Section 3.07. Pledged Collateral.

(a) As of the date hereof, the Perfection Certificate sets forth a complete and accurate list of all of the Pledged Collateral and the percentage of the total issued and outstanding Equity Interests of the issuer represented thereby. As of the date hereof, each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed in the Perfection Certificate as being owned by it, free and clear of any Liens, except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties hereunder, nonconsensual Liens permitted under Section 6.02 of the Term Loan Credit Agreement and nonconsensual Liens permitted under Section 6.02 of the ABL Credit Agreement. Each Grantor further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Collateral Agent (or its bailee) representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Collateral Agent so that the Collateral Agent (or its bailee) may take steps to perfect its security interest therein as a General Intangible, (iii) to the extent required by Section 4.05, it shall have used its commercially reasonable efforts to ensure that all Pledged Collateral held by a securities intermediary is covered by a control agreement among the applicable Grantor, the securities intermediary and the Collateral Agent (or its bailee) pursuant to which the Collateral Agent (or its bailee) has Control and (iv) all Pledged Collateral that represents Indebtedness owed to any Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

(b) (i) None of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to

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which such issuance or transfer may be subject, (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder and (iii) no consent, approval, authorization or other action by, and no giving of notice, or filing with, any governmental authority or any other Person is required for the pledge by the Grantors of the Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by the Grantors, or for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

Section 3.08. Commercial Tort Claims. As of the date hereof, no Grantor holds any Commercial Tort Claims having a value in excess of $1,000,000 for which such Grantor has filed a complaint in a court of competent jurisdiction, except as indicated on Exhibit B.

Section 3.09. Perfection Certificate. The Perfection Certificate has been duly prepared, completed and executed, and the information set forth therein is correct and complete in all material respects as of the date hereof.

ARTICLE IV

Covenants

From the date hereof, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

Section 4.01. General.

(a) Collateral Records. Each Grantor will maintain complete and accurate books and records as is consistent with its practices as of the date hereof in all material respects with respect to the Collateral, and furnish to each Agent such reports relating to the Collateral as such Agent shall from time to time reasonably request.

(b) Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes either Agent to file, and if requested will deliver to the requesting Agent, all financing statements and other documents and take such other actions as may from time to time be requested by such Agent in order to maintain a first priority (subject to the terms of the Intercreditor Agreement) perfected security interest in and, if applicable, Control (to the extent required by the terms hereof) of, the Collateral. Any financing statement filed by any Agent may be filed in any filing office in any applicable Uniform Commercial Code jurisdiction and may (i) indicate the Collateral (1) as all assets of the applicable Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement and (ii)

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contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to either Agent promptly upon request. Each Grantor also ratifies its authorization for each Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. Each Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted hereby by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and such Agent as secured party.

(c) Further Assurances. Each Grantor will, if reasonably requested by the Collateral Agent, but not more frequently than once per quarter, furnish to the Collateral Agent statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as the Collateral Agent may reasonably request, all in such detail as the Collateral Agent may reasonably specify. Each Grantor also agrees to take any and all reasonable actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not permitted under Section 6.02 of the ABL Credit Agreement.

(d) Disposition of Collateral. No Grantor will sell, lease, transfer or otherwise dispose of the Collateral except for sales, leases, transfers and other dispositions permitted under Section 6.05 of the ABL Credit Agreement.

(e) Liens. No Grantor will create, incur, or suffer to exist any Lien on the Collateral except Liens permitted by Section 6.02 of the ABL Credit Agreement.

(f) Other Financing Statements. No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except to cover security interests as permitted by Section 4.01(e). Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement naming the Collateral Agent as secured party without the prior written consent of the Agents, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g) Change of Name, Etc. Each Grantor agrees to furnish to each Agent prompt written notice of any change in: (i) such Grantor’s name; (ii) the location of such Grantor’s chief executive office or its principal place of business; (iii) such Grantor’s organizational legal entity designation or jurisdiction of incorporation or formation; (iv) such Grantor’s Federal Taxpayer Identification Number and organizational identification number assigned to it by its jurisdiction of incorporation or formation; or (v) the acquisition by such Grantor of any material property for which additional filings or recordings are necessary to perfect and maintain the Collateral Agent’s security interest therein (to the extent perfection of

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the security interest in such property is required by the terms hereof). Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or other applicable law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected, first priority security interest (subject to the terms of the Intercreditor Agreement and to Liens permitted under Section 6.02 of the ABL Credit Agreement that have priority by operation of applicable law) in the Collateral for its benefit and the benefit of the other Secured Parties.

(h) Locations of Collateral. No Grantor will maintain any Collateral consisting of Inventory the aggregate value of which, at cost, is $2,500,000 or more at any location other than those locations listed in the Perfection Certificate or facilities purchased or leased by any Grantor after the date hereof not in violation of the ABL Credit Agreement, unless, in the case of any location (other than a retail store or a location that is owned by a Grantor and that is not subject to any mortgage other than a Mortgage) where any Collateral consisting of Inventory the aggregate value of which, at cost, is $2,500,000 or more is located, such Grantor shall have used commercially reasonable efforts to obtain a Collateral Access Agreement for such location.

(i) Compliance with Terms. Each Grantor will perform and comply in all material respects with all obligations in respect of the Collateral and all material agreements relating to the Collateral to which it is a party or by which it is bound.

Section 4.02. Receivables.

(a) Certain Agreements on Receivables. No Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, while no Event of Default has occurred and is continuing, any Grantor may reduce the amount of Accounts, whether from the sale of Inventory or otherwise, in the ordinary course of business.

(b) Collection of Receivables. Except as otherwise provided in this Security Agreement, each Grantor will use commercially reasonable efforts to collect and enforce, in the ordinary course of business, all amounts due or hereafter due to such Grantor under the Receivables.

(c) Disclosure of Counterclaims on Receivables. If (i) any material discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a material Receivable exists or (ii) to the knowledge of any Grantor, any material dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a material Receivable, the Grantors will promptly disclose such fact to the Collateral Agent in writing.

(d) Electronic Chattel Paper. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, in

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each case with a value in excess of $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent Control under UCC Section 9-105 of such Electronic Chattel Paper or control (to the extent the meaning of “control” has not been clearly established under such provisions, “control” in this paragraph (d) shall have such meaning as the Collateral Agent shall in good faith specify in writing after consultation with the Borrower) under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of Control or control, as applicable, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in Control to allow without loss of Control or control, as applicable, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

Section 4.03. Inventory Count; Inventory Reporting System. Upon the request of the Collateral Agent, the Grantors will conduct a physical count of the Inventory at least once per fiscal year, and after an occurrence and during the continuation of an Event of Default, at such other times as the Collateral Agent requests. The Grantors, at their own expense, shall deliver to the Collateral Agent the results of each physical verification that the Grantors have made, or have caused any other Person to make on its behalf, of all or any portion of its Inventory. The Grantors will maintain a perpetual inventory reporting system at all times.

Section 4.04. Delivery of Instruments, Securities, Chattel Paper and Documents. Each Grantor will (a) deliver to the Collateral Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper (if any then exist), Securities and Instruments constituting Collateral, in each case with a value in excess of $1,000,000, together with such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time request, (b) hold in trust for the Collateral Agent upon receipt and promptly thereafter deliver to the Collateral Agent any Chattel Paper, Securities and Instruments constituting Collateral received after the date hereof, in each case with a value in excess of $1,000,000, together with such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time request, (c) upon the Collateral Agent’s request, deliver to the Collateral Agent, and thereafter hold in trust for the Collateral Agent upon receipt and promptly deliver to the Collateral Agent any Document evidencing or constituting Collateral with a value in excess of $1,000,000 and (d) upon the Collateral Agent’s request, deliver to the Collateral Agent a duly executed amendment to this Security Agreement, in the form of Exhibit D (each, an “Amendment”), pursuant to which such Grantor will pledge any additional Collateral to the extent required hereby. Each Grantor hereby authorizes the Collateral Agent to attach each Amendment to this Security Agreement and agrees that all additional collateral set forth in such Amendments shall be considered to be part of the Collateral.

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Section 4.05. Uncertificated Pledged Collateral. The Grantors will permit the Collateral Agent from time to time to cause (subject to the terms of the Intercreditor Agreement) the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral with respect to which a Grantor owns 50% or more of the Equity Interests of the issuer of such Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Collateral Agent granted pursuant to this Security Agreement. The Grantors will take any actions reasonably necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral with respect to which a Grantor owns 50% or more of the Equity Interests of the issuer of such Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Collateral Agent to have and retain Control over such Pledged Collateral (subject to the terms of the Intercreditor Agreement). Without limiting the foregoing, each applicable Grantor will use its commercially reasonable efforts to cause, with respect to Pledged Collateral held with a securities intermediary in an account with an aggregate asset value of $2,500,000 or more, such securities intermediary to enter into a control agreement with the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, giving the Collateral Agent Control (subject to the terms of the Intercreditor Agreement).

Section 4.06. Pledged Collateral.

(a) Registration in Nominee Name; Denominations. Subject to the terms of the Intercreditor Agreement, the Collateral Agent, on behalf of the Secured Parties, shall hold certificated Pledged Collateral in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, but following the occurrence and during the continuance of an Event of Default shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Grantor. Subject to the terms of the Intercreditor Agreement, following the occurrence and during the continuance of an Event of Default, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Security Agreement.

(b) Each Grantor acknowledges and agrees that (i) to the extent each interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be certificated and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification to the Collateral Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

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(c) Any Indebtedness of any Subsidiary that is not a Loan Party owing to the Borrower or any Subsidiary that is a Loan Party in excess of $1,000,000 shall be or become evidenced by a promissory note or other instrument, and such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(d) Exercise of Rights in Pledged Collateral. Subject, in each case, to the Intercreditor Agreement,

(i) Without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the ABL Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would reasonably be expected to have the effect of materially and adversely impairing the rights of the Collateral Agent in respect of the Pledged Collateral.

(ii) Each Grantor will permit the Collateral Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the ABL Credit Agreement, the other Loan Documents and applicable law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment). The proviso to the first sentence of this clause (iii) shall not apply to dividends between or among the Borrower and the other Loan Parties only of property subject to a perfected security interest under this Security Agreement; provided that the Borrower notifies the Collateral Agent in writing at the time of such dividend and takes any actions the Collateral Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Security Agreement.

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Section 4.07. Intellectual Property.

(a) Upon the occurrence and during the continuance of an Event of Default, each Grantor will use its commercially reasonable efforts to obtain all consents and approvals necessary or appropriate for the assignment to, or for the benefit of, the Collateral Agent of any License to which such Grantor is a party to enable the Collateral Agent to enforce the security interests granted hereunder.

(b) Each Grantor shall notify the Collateral Agent promptly if it knows or reasonably expects that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) material to the conduct of such Grantor’s business is reasonably likely to become abandoned, canceled, invalidated or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such material determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright material to the conduct of such Grantor’s business, its right to register the same, or to keep and maintain the same.

(c) Each Grantor shall not, either directly or through any agent, employee, licensee or designee, file an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Collateral Agent written notice thereof (not later than the next date on which financial information is required to be delivered under Section 5.01(b) of the ABL Credit Agreement), and, upon request of the Collateral Agent, such Grantor shall execute and deliver any and all security agreements or other instruments as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d) Each Grantor shall take all actions necessary or reasonably requested by the Collateral Agent to maintain and pursue each material application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing) owned by such Grantor and material to the conduct of such Grantor’s business, except in cases where, in the ordinary course of business consistent with past practice, such Grantor reasonably decides to not apply for registration, abandon or allow to lapse, dedicate to the public or expire any Patent, Trademark or Copyright, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and, if consistent with its good faith business judgment and past practice, to initiate opposition and interference and cancellation proceedings against third parties.

(e) Consistent with each Grantor’s past practice, each Grantor shall, unless it shall reasonably determine that a Patent, Trademark or Copyright is not material to the conduct of its business, if consistent with its good faith business judgment, promptly sue for infringement, misappropriation or dilution of such Patent, Trademark or Copyright and recover

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any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as such Grantor determines in its good faith business judgment are appropriate under the circumstances to protect such Patent, Trademark or Copyright. If any Grantor initiates such a suit for infringement, misappropriation or dilution, such Grantor agrees to promptly notify the Collateral Agent of such suit.

Section 4.08. Commercial Tort Claims. Each Grantor shall promptly notify the Collateral Agent of any Commercial Tort Claim having a value in excess of $1,000,000 acquired by it for which such Grantor has filed a complaint in a court of competent jurisdiction, and, unless the Collateral Agent otherwise consents, such Grantor shall update Exhibit B, thereby granting to the Collateral Agent a first priority security interest in such Commercial Tort Claim (subject to the terms of the Intercreditor Agreement).

Section 4.09. Letter-of-Credit Rights. Subject to the Intercreditor Agreement, if any Grantor is or becomes the beneficiary of a letter of credit having a face amount in excess of $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, unless the Collateral Agent otherwise consents, cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Collateral Agent and (ii) agree to direct all payments thereunder following the occurrence and during the continuance of an Event of Default or a Liquidity Event to the Collateral Agent Account for application to the Secured Obligations, in accordance with the provisions of the Credit Agreement, all in form and substance reasonably satisfactory to the Collateral Agent.

Section 4.10. No Interference. Each Grantor agrees that it will not interfere with any right, power and remedy of the Collateral Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies.

Section 4.11. Insurance.

(a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, the applicable Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”). The amount of all insurance required by this Section shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973, as amended. All premiums on such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Collateral Agent. If any Grantor fails to obtain any insurance as required by this Section, the Collateral Agent at the direction of the Required Lenders may obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Collateral Agent shall not be deemed to have waived any Default arising from the Grantors’ failure to maintain such insurance or pay any premiums therefor.

(b) All insurance policies required under Section 5.09 of the ABL Credit Agreement shall name the Collateral Agent (for the benefit of the Collateral Agent and the other Secured Parties) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance reasonably satisfactory to the Collateral Agent.

Section 4.12. Collateral Access Agreements. Each Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each of its leased warehouse and distribution facilities, any holder of indebtedness secured by any Grantor’s real property, as contemplated by Section 6.01(e) of the ABL Credit Agreement, and the bailee, warehouseman or other third party with respect to any warehouse or other location (other than any retail store), in each case where Collateral is stored or located. Each Grantor shall timely and, except as would not reasonably be expected to have a Material Adverse Effect, fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third-party warehouse where any Collateral is or may be located.

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ARTICLE V

Remedies

Section 5.01. Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the ABL Credit Agreement or any other Loan Document; provided that this Section 5.01(a) shall not be understood to limit any rights available to the Agents and the Lenders prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Credit Card Notification, DDA Notification, Blocked Account Agreement, Collateral Access Agreement or any other control or similar agreement and take any action provided therein with respect to the applicable Collateral;

(iv) without notice (except as specifically provided in Section 7.01 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable; and

(v) concurrently with written notice to the Grantors, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof.

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(b) Each Grantor acknowledges and agrees that the compliance by the Collateral Agent, on behalf of the Secured Parties, with any applicable state or federal law requirements in connection with a disposition of the Collateral will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Collateral Agent shall have the right upon any public sale or sales and, to the extent permitted by law, upon any private sale or sales, to purchase for the benefit of the Collateral Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d) Until the Collateral Agent is able to effect a sale, lease, transfer or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or the value of the Collateral, or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) If, after the ABL Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Secured Swap Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.01 upon the occurrence of any event which would allow or require the termination or acceleration of such Secured Swap Obligations pursuant to the terms of any relevant Swap Agreement.

(f) Notwithstanding the foregoing, neither the Collateral Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order or (iii) effect a public sale of any Collateral.

(g) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and,

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notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if any Grantor and the issuer would agree to do so (it being acknowledged and agreed that no Grantor shall have any obligation hereunder to do so).

(h) Notwithstanding the foregoing, any rights and remedies provided in this Section 5.01 shall be subject to the Intercreditor Agreement.

Section 5.02. Grantor’s Obligations Upon Default. Upon the request of the Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a) assemble and make available to the Collateral Agent the Collateral and all books and records relating thereto at any place or places reasonably specified by the Collateral Agent, whether at such Grantor’s premises or elsewhere; and

(b) permit the Collateral Agent, by the Collateral Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy.

Section 5.03. Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent to exercise the rights and remedies under this Article V at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, to the extent of such Grantor’s rights and to the extent permitted by applicable Licenses, an irrevocable (until this Security Agreement is terminated), nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) to the extent of such Grantor’s rights and to the extent permitted by applicable Licenses, irrevocably agrees that, at any time and from time to time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may sell any Grantor’s Inventory directly to any Person, including without limitation Persons who have previously purchased any Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Collateral Agent’s rights under this Security Agreement, may (subject to any restrictions contained in applicable third party licenses entered into by a Grantor) sell Inventory which bears any Trademark owned by or licensed to any Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor, and the Collateral Agent may finish any work in process and affix any relevant Trademark owned by or licensed to any Grantor and sell such Inventory as provided herein. The

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use of the license granted pursuant to clause (a) of the preceding sentence by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuance of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

ARTICLE VI

Account Verification; Attorney In Fact; Proxy

Section 6.01. Account Verification. The Collateral Agent may at any time and from time to time following the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s own name, in the name of a nominee of the Collateral Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with such Grantor and obligors in respect of Instruments of such Grantor to verify with such Persons, to the Collateral Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables that are Collateral.

Section 6.02. Authorization for Secured Party to Take Certain Action.

(a) Each Grantor irrevocably authorizes the Collateral Agent and appoints the Collateral Agent as its attorney in fact (i) at any time and from time to time in the sole discretion of the Collateral Agent, (1) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Collateral Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (2) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which would not add new collateral or add a debtor, except as otherwise provided for herein or in any other Loan Document) in such offices as the Collateral Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (3) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Collateral Agent Control over such Pledged Collateral (subject to the terms of the Intercreditor Agreement), and (4) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are permitted hereunder); (ii) at any time following the occurrence and during the continuance of an Event of Default, (1) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Collateral Agent to the Secured Obligations as provided herein or in the ABL Credit Agreement or any other Loan Document, subject to the terms of the Intercreditor Agreement, (2) to demand payment or enforce payment of the Receivables in the name of the Collateral Agent or any Grantor and to endorse any and all checks, drafts and other instruments for the payment of money relating to the Receivables, (3) to sign any Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (4) to exercise all of any Grantor’s rights and remedies with respect to the collection of the Receivables

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and any other Collateral, (5) to settle, adjust, compromise, extend or renew the Receivables, (6) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (7) to prepare, file and sign any Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (8) to prepare, file and sign any Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (9) to change the address for delivery of mail addressed to any Grantor to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to such Grantor; and (iii) to do all other acts and things necessary to carry out the terms of this Security Agreement; and each Grantor agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable, documented expense incurred by the Collateral Agent in connection with any of the foregoing; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the ABL Credit Agreement.

(b) All acts of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Collateral Agent, for the benefit of the Collateral Agent and Secured Parties, under this Section 6.02 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.

Section 6.03. PROXY. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE COLLATERAL AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.02 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

Section 6.04. NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.15. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR

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OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

General Provisions

Section 7.01. Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article VIII, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages and demands against the Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Collateral Agent or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

Section 7.02. Limitation on Collateral Agent’s and Secured Party’s Duty with Respect to the Collateral. The Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Collateral Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Collateral Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it would be commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected

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or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.02 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.02. Without limitation upon the foregoing, nothing contained in this Section 7.02 shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.02.

Section 7.03. Compromises and Collection of Collateral. Each Grantor and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Collateral Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

Section 7.04. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay under this Security Agreement, and the Grantor shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 7.04. Each Grantor’s obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

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Section 7.05. Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.01(d), 4.01(e), 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.11 or 5.02, will cause irreparable injury to the Collateral Agent and the Secured Parties and that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Collateral Agent or the Secured Parties to seek and obtain specific performance of other obligations of any Grantor contained in this Security Agreement, that the covenants of such Grantor contained in the Sections referred to in this Section 7.05 shall be specifically enforceable against such Grantor.

Section 7.06. Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.01(d), and, notwithstanding any course of dealing between any Grantor and the Collateral Agent or other conduct of the Collateral Agent, no authorization to sell, lease or transfer or otherwise dispose of the Collateral (except as set forth in Section 4.01(d)) shall be binding upon the Collateral Agent or the Secured Parties unless such authorization is in writing signed by the Collateral Agent with the consent or at the direction of the Required Secured Parties.

Section 7.07. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Collateral Agent, the Administrative Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the ABL Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative, and all shall be available to the Collateral Agent, the Administrative Agent and the Secured Parties until the Secured Obligations have been paid in full.

Section 7.08. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

Section 7.09. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for

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the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of its Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 7.10. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of each Grantor, each Agent and the Secured Parties and their respective successors and permitted assigns (including all Persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein without the prior written consent of the Collateral Agent. No sales of participations, assignments, transfers or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, hereunder.

Section 7.11. Survival of Representations. All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

Section 7.12. Taxes and Expenses. Each Grantor jointly and severally agrees to pay any taxes payable or ruled payable by Federal or State authority in respect of this Security Agreement, together with interest and penalties, if any. Each Grantor jointly and severally agrees to reimburse each Agent for any and all reasonable documented out-of-pocket expenses paid or incurred by such Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the reasonable documented expenses and charges associated with any periodic or special audit of the Collateral to the extent provided in the ABL Credit Agreement). Any and all costs and expenses incurred by any Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by such Grantor.

Section 7.13. Additional Subsidiaries. Pursuant to and in accordance with Section 5.10 of the ABL Credit Agreement, each Domestic Subsidiary (other than any Immaterial Subsidiary (except as otherwise provided in Section 5.10(e) of the ABL Credit Agreement), Unrestricted Subsidiary or Foreign Subsidiary Holding Company) of the Borrower that was not in existence or not a Subsidiary on the date of the ABL Credit Agreement is required to enter in this Security Agreement as a Subsidiary Party promptly upon becoming a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit H, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Security Agreement.

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Section 7.14. Headings. The Article and Section headings and the Table of Contents in this Security Agreement are for convenience of reference only and shall not govern or be taken into consideration in the interpretation of any of the terms and provisions of this Security Agreement.

Section 7.15. Termination or Release.

(a) This Security Agreement shall continue in effect until (i) the ABL Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations (other than contingent indemnity obligations) have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, have been cash collateralized as required by the ABL Credit Agreement) and no commitments of any Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder, and the security interests created hereunder in the Collateral of such Subsidiary Party shall be automatically released, upon the consummation of any transaction permitted pursuant to the ABL Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary.

(c) Upon any sale, lease, transfer or other disposition by any Grantor of any Collateral that is permitted under Section 4.01(d) to any Person that is not another Grantor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the ABL Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all UCC termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to, or representation or warranty by, the Collateral Agent or any Secured Party. Without limiting the provisions of Section 7.12, the Borrower shall reimburse the Collateral Agent upon demand for all reasonable and documented costs and out-of-pocket expenses, including the reasonable and documented fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

Section 7.16. Entire Agreement. This Security Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between each Grantor and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings between any Grantor and the Collateral Agent relating to the Collateral.

Section 7.17. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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Section 7.18. CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH GRANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THE FIRST SENTENCE OF THIS PARAGRAPH. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. TO THE EXTENT PERMITTED BY LAW, EACH PARTY TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 8.01. NOTHING IN THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS SECURITY AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.19. WAIVER OF JURY TRIAL. EACH GRANTOR, EACH AGENT AND EACH SECURED PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GRANTOR, EACH AGENT AND EACH SECURED PARTY HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY

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OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.20. Indemnity. Each Grantor hereby agrees to indemnify each Agent and the Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all losses, claims, damages, penalties, liabilities and related expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not any Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against any Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement or the ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including any claim for Patent, Trademark or Copyright infringement); provided that such indemnity shall not be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of any such indemnitee.

Section 7.21. Counterparts. This Security Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Security Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Security Agreement. This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to each Agent and a counterpart hereof shall have been executed on behalf of each Agent, and thereafter shall be binding upon such Grantor and each Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, each Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Security Agreement or the ABL Credit Agreement. This Security Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 7.22. INTERCREDITOR AGREEMENT GOVERNS. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, THIS AGREEMENT, THE LIENS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND, TO THE EXTENT PROVIDED THEREIN, THE APPLICABLE SENIOR OBLIGATIONS SECURITY DOCUMENTS (AS DEFINED IN THE INTERCREDITOR AGREEMENT). IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

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Section 7.23. Delivery of Collateral. Prior to the Term Loan First Lien Collateral Transition Date, to the extent any Grantor is required hereunder to deliver Collateral to the Collateral Agent for purposes of possession and control and is unable to do so as a result of having previously delivered such Collateral to the Term Loan Agent in accordance with the terms of the Term Loan Security Documents, such Grantor’s obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the Term Loan Agent, acting as a gratuitous bailee of the Collateral Agent.

Section 7.24. Mortgages.

(a) In the case of a conflict between this Security Agreement and the Mortgages with respect to Collateral that is real property (including Fixtures), the Mortgages shall govern. In all other conflicts between this Security Agreement and the Mortgages, this Security Agreement shall govern.

(b) In the event that the Term Loan Obligations shall have been paid in full (other than unripened or contingent indemnity obligations under the relevant Loan Documents for which no demand has been made) with the proceeds of any substantially contemporaneous issuance of unsecured Indebtedness or Qualified Equity Interests of any Grantor, and the Senior Secured Term Facility Credit Agreement shall have been terminated, the Borrower shall, at the Borrower’s expense (i) amend the Revolving Facility Mortgages concerning the Mortgaged Properties located in any State that imposes a mortgage tax, in each case to increase the amount of Secured Obligations secured by such Revolving Facility Mortgage to 100% of the fair market value of such Mortgaged Property at such time, as determined by the Borrower in good faith and reasonably acceptable to the Collateral Agent and (ii) cause the amount of title insurance policy on each Mortgaged Property to be increased to the fair market value of such Mortgaged Property at such time as so determined. The Borrower shall pay any and all increased mortgage taxes associated with the Mortgaged Properties located in the States referred to in clause (i) above and shall cause to be filed any documents, agreements and instruments which may be required by law or which the Collateral Agent may reasonably request to carry out the terms and conditions of this paragraph (b).

ARTICLE VIII

Notices

Section 8.01. Sending Notices. Any notice required or permitted to be given under this Security Agreement (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone (provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Borrower at the address set forth in Section 9.01 of the ABL Credit Agreement, and to the Agents and the Lenders at the addresses set forth in accordance with Section 9.01 of the ABL Credit Agreement.

Section 8.02. Change in Address for Notices. Each of the Grantors, the Agents and the Lenders may change the address or facsimile number for service of notice upon it by a notice in writing to the other parties.

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ARTICLE IX

The Agent

Wells Fargo Bank, National Association has been appointed Collateral Agent for the Lenders hereunder pursuant to Article VIII of the ABL Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Collateral Agent pursuant to the ABL Credit Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Collateral Agent appointed pursuant to Article VIII of the ABL Credit Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Grantor and each Agent have executed this Security Agreement as of the date first above written.

PETCO ANIMAL SUPPLIES, INC.

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	Executive Vice President & Chief Financial Officer

INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC., PETCO ANIMAL SUPPLIES STORES, INC., PETCO PET INSURANCE CENTER, INC.,
PETCO SOUTHWEST, INC.

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

PETPEOPLE, INC.

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	Chief Financial Officer

E-PET SERVICES, LLC,

By:	PETCO ANIMAL SUPPLIES STORES, INC.
Its:	Sole Member

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

[Signature Page to the Pledge and Security Agreement]

PETCO ASIA, LLC,

By:	INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.
Its:	Sole Member

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

PETCO PUERTO RICO, LLC,

By:	PETCO ANIMAL SUPPLIES STORES, INC.
Its:	Sole Member

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

PETCO SUPPORT SERVICES, LLC,

By:	PETCO ANIMAL SUPPLIES STORES, INC.
Its:	Sole Member

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

[Signature Page to the Pledge and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ —
	Name:	—
	Title:	Authorized Officer

[Signature Page to the Pledge and Security Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Managing Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Vice President

[Signature Page to the Pledge and Security Agreement]

Schedule I to

the Pledge and

Security Agreement

EQUITY INTERESTS

Name of Owner	Name of Issuer	Percentage of Issuer’s Outstanding Shares Other Interest Owned	Certificate Number	Class of Stock

Petco Animal Supplies, Inc.	Petco Animal Supplies Stores, Inc.	100%	2	Common Stock

Petco Animal Supplies Stores, Inc.	International Pet Supplies and Distribution, Inc.	100%	2	Common Stock

Petco Animal Supplies Stores, Inc.	Petco Southwest, Inc.	100%	2	Capital Stock

Petco Animal Supplies Stores, Inc.	E-Pet Services, LLC	100%	N/A	Membership Interests

Petco Animal Supplies Stores, Inc.	Red Ruff Investment Company	100%	C-1	Common Stock

Petco Animal Supplies Stores, Inc.	Petco Pet Insurance Center, Inc.	100%	C-1	Common Stock

International Pet Supplies and Distribution, Inc.	Petco Asia, LLC	100%	N/A	Membership Interests

Petco Animal Supplies Stores, Inc.	PetPeople, Inc.	100%	1	Common Stock

Petco Animal Supplies Stores, Inc.	Complete Petmart, Inc.	100%	5	Common Stock

Petco Animal Supplies Stores, Inc.	Petco Puerto Rico, LLC	100%	Uncertificated	Membership Interests

Petco Animal Supplies Stores, Inc.	Petco Support Services, LLC	100%	Uncertificated	Membership Interests

DEBT SECURITIES

None.

Exhibit A

(See Section 3.02 of Security Agreement)

LETTER OF CREDIT RIGHTS

None.

CHATTEL PAPER

None.

Exhibit B

(See Article II)

COMMERCIAL TORT CLAIMS

None.

Exhibit C

(See Section 3.01 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS AND SECURITY AGREEMENTS HAVE BEEN FILED

Grantor	Filing Office
Petco Animal Supplies, Inc.	Delaware Secretary of State

Petco Animal Supplies Stores, Inc.	Delaware Secretary of State

International Pet Supplies and Distribution, Inc.	California Secretary of State

Petco Southwest, Inc.	California Secretary of State

Petco Pet Insurance Center, Inc.	Delaware Secretary of State

Petco Asia, LLC	Delaware Secretary of State

E-Pet Services, LLC	Virginia State Corporation Commission

PetPeople, Inc.	California Secretary of State

Petco Puerto Rico, LLC	Delaware Secretary of State

Petco Support Services, LLC	California Secretary of State

Exhibit D

(See Section 4.04 of Security Agreement)

AMENDMENT

This Amendment, dated as of , is delivered pursuant to Section 4.04 of the Security Agreement as defined below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct in all material respects. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated as of April 19, 2013, among the undersigned, the other Grantors, Wells Fargo Bank, National Association, as the Collateral Agent, and Credit Suisse AG, as the Administrative Agent (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement.

[NAME OF GRANTOR]

By:
Name:
Title:

Schedule I

to Amendment

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY (CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Description of Claim	Parties	Case Number; Name of Court where Case was Filed

Exhibit E

FORM OF PERFECTION CERTIFICATE

FORM OF PERFECTION CERTIFICATE

Reference is made to the ABL Credit Agreement dated as of April 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETCO Animal Supplies, Inc., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower from time to time party thereto (each, a “Subsidiary” and, together with the Borrower, the “Grantors”), the lenders from time to time party thereto, Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”), and Wells Fargo Bank, National Association, as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement or the Security Agreement referred to therein, as applicable.

The undersigned Responsible Officer of the Borrower hereby certifies to the Administrative Agent, the Collateral Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

Exact Legal Name of Each Grantor

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name in Past 5 Years	Date of Name Change

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Grantor	Other Name Used

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

Grantor	Organizational Identification Number

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor1:

Grantor	Federal Taxpayer Identification Number

[1]	Only necessary for filing in North Dakota and South Dakota.

2

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment or other Collateral not identified above:

Grantor	Mailing Address	County	State

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(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

(f) Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property and the fair market value apportioned to each site:

Address	Owned/Leased	Entity	Value

(g) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral (excluding deposit accounts and any Collateral in the possession of either Collateral Agent) of such Grantor:

Grantor	Mailing Address	County	State

3. Unusual Transactions. All Accounts have been originated by or for the benefit of the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreements.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

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6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other Equity Interests held by, directly or indirectly, the Borrower or any Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other Equity Interests. Also set forth on Schedule 7 is each equity investment held by, directly or indirectly, the Borrower or any Subsidiary that represents 50% or less of the Equity Interests of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by the Borrower and each Subsidiary that are required to be pledged under the Security Agreements, including all intercompany notes between the Borrower and any subsidiary of the Borrower and any subsidiary of the Borrower and any other such subsidiary.

9. Deposit Accounts. Attached hereto as Schedule 9 is a true and correct list of deposit accounts, brokerage accounts or securities investment accounts maintained by any Grantor, including the name and address of the depositary institution, the type of account, and the account number.

10. Assignment of Claims Act. Attached hereto as Schedule 10 is a true and correct list of all written contracts between the Borrower or any Subsidiary and the United States government or any department or agency thereof that have a remaining value of at least $5,000,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

11. Advances. Attached hereto as Schedule 11 is (a) a true and correct list of all advances made by the Borrower to any subsidiary of the Borrower or made by any subsidiary of the Borrower to the Borrower or to any other subsidiary of the Borrower (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Security Agreements and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor.

12. Mortgage Filings. Attached hereto as Schedule 12 is a schedule setting forth, with respect to each mortgaged property, (a) the exact name of the person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

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13. Intellectual Property. Attached hereto as Schedule 13A in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date, if applicable, of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 13B in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor’s Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date, if applicable, of each Copyright or Copyright License owned by any Grantor.

14. Commercial Tort Claims. Attached hereto as Schedule 14 is a true and correct list of commercial tort claims in excess of $500,000 held by any Grantor, including a brief description thereof.

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IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the date first written above.

PETCO ANIMAL SUPPLIES, INC.,

By:	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	Executive Vice President & Chief Financial Officer

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SCHEDULE 1

Changes in Identity or Corporate Structure Within Past Five Years

SCHEDULE 5

UCC Financing Statements

SCHEDULE 6

UCC Filings and Filing Offices

SCHEDULE 7

Stock Ownership and Other Equity Interests

SCHEDULE 8

Debt Instruments

SCHEDULE 9

Deposit Accounts

SCHEDULE 10

Government Contracts

SCHEDULE 11

Advances

SCHEDULE 12

Mortgage Filings

SCHEDULE 13A

Patents, Patent Licenses, Trademarks and Trademark Licenses

SCHEDULE 13B

Copyrights and Copyright Licenses

SCHEDULE 14

Commercial Tort Claims

Exhibit F

SUBSIDIARY PARTIES

Petco Animal Supplies Stores, Inc.
International Pet Supplies and Distribution, Inc.
Petco Southwest, Inc.
Petco Pet Insurance Center, Inc.
Petco Asia, LLC
E-Pet Services, LLC
PetPeople, Inc.
Petco Puerto Rico, LLC
Petco Support Services, LLC

Exhibit G

FORM OF COLLATERAL ACCESS AGREEMENT

LANDLORD WAIVER

This Landlord Waiver (the “Waiver”) is entered into as of [●], 2013, by (the “Landlord”), in favor of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (the “ABL Collateral Agent”) for the lenders (the “ABL Lenders”) that are from time to time parties to that certain ABL Credit Agreement dated as of April 19, 2013 (as the same may be amended, renewed, extended, modified, refinanced or replaced from time to time, the “ABL Credit Agreement”), among PETCO ANIMAL SUPPLIES, INC. (the “Company”), each subsidiary of the Company from time to time party thereto, the Lenders that are parties thereto, CREDIT SUISSE AG (“CS”), as administrative agent, and the ABL Collateral Agent, and (b) CS, as collateral agent (the “Term Loan Collateral Agent” and, together with the ABL Collateral Agent, the “Agents”), in each case for the lenders (together with the ABL Lenders, collectively referred to herein as the “Lenders”) that are from time to time parties to the Term Loan Credit Agreement dated as of November 24, 2010 (as amended, and as the same may be further amended, renewed, extended, modified, refinanced or replaced from time to time, the “Term Loan Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”), among the Company, each subsidiary of the Company from time to time party thereto, the Lenders that are from time to time parties thereto and CS, as administrative agent and as Term Loan Collateral Agent.

The Landlord is the owner of the real property commonly known as [Insert Street Address, City, State, Zip Code] (the “Premises”).

The Landlord has entered into that certain lease agreement with Petco Animal Supplies Stores, Inc. (“Tenant”) (together with any renewals, extensions, amendments, modifications, substitutions or replacements thereof, the “Lease”), a copy of which is attached hereto as Exhibit A, with the Company, with respect to the Premises.

The Company has agreed to secure its obligations and liabilities (the “Obligations”) under the Credit Agreements and the other documents relating thereto (collectively, the “Loan Documents”) by granting a security interest to the Agents, for the benefit of the Agents, the Lenders and the other Secured Parties (as such term is defined in the ABL Credit Agreement or the Term Loan Credit Agreement, as applicable), in, among other things, all presently owned and hereinafter acquired personal property (hereinafter called the “Collateral”) of the Company and certain of its subsidiaries.

In connection with the Loan Documents, the Lenders have required that the Company obtain this Waiver from the Landlord in connection with Tenant’s lease of the Premises.

In consideration of the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged by the Landlord, the Landlord hereby agrees as follows:

1. The Landlord acknowledges that the Lease is in full force and effect and is not aware of any existing default under the Lease.

2. The Landlord agrees to subordinate any interest in the Collateral that it may have under the terms of the Lease to the properly perfected interest of the Agents therein, if any, under the Loan Documents.

3. The Landlord agrees that it shall send to each Agent a copy of any notice of default under the Lease (a “Default Notice”) simultaneously with the delivery thereof to Tenant. No action by either Agent or any Lender pursuant to this Waiver shall be deemed to be an assumption by either Agent or any Lender of any obligation under the Lease, and except as expressly provided in paragraphs 6, 7 and 8 below, neither Agent shall have any obligation to the Landlord.

4. The Landlord agrees that the Collateral is and shall remain personal property of the Company regardless of the manner or mode of attachment of any item of Collateral to the Premises and shall not be deemed to be fixtures.

5. The Landlord agrees that, during the pendency of any dispute of any action to retake possession of the Premises by the Landlord, the Landlord shall not object to or prevent the Agents from inspecting or evaluating the Premises. Upon the occurrence of an event of default with respect to the payment or performance of the Obligations by the Company or upon termination of the Company’s lease (each a “Disposition Event”), either Agent may take possession of the Premises for a period not to exceed one hundred twenty (120) days (the “Disposition Period”) following the occurrence of the Disposition Event, and the Landlord agrees that, at such Agent’s option, the Collateral may remain upon the Premises during such time; provided that such Agent pays rent on a monthly basis for the period of time that such Agent remains on the Premises, based upon the amount of rent set forth in the Lease and will provide the Landlord with not less than 60 days notice of its intention to vacate the Premises.

6. During any Disposition Period, provided that an Agent otherwise is legally entitled to do so, (a) such Agent or its designee may, without necessity of court order, enter upon the Premises at any time to inspect or remove all or any Collateral from the Premises without interference by the Landlord, and such Agent or its designee may sell, transfer or otherwise dispose of any Collateral free of all liens, claims, demands, rights and interests that the Landlord may have in that Collateral by law or agreement, including, without limitation, by private sale or auction to vendors (and such Agent may advertise and conduct such auction or sale at the Premises and shall provide advance written notice to the Landlord of its intention to hold any such auction or sale), in each case, without interference by the Landlord and (b) such Agent shall make the Premises available for inspection by the Landlord and prospective tenants and shall cooperate in the Landlord’s reasonable efforts to re-lease the Premises.

7. The applicable Agent shall, at the Landlord’s option, promptly repair, at such Agent’s expense, or reimburse the Landlord for the costs of repairing any physical damage to the Premises actually caused by the conduct of any auction or sale and any removal of the Collateral by or through such Agent (ordinary wear and tear excluded). Neither of the Agents nor any Lender shall (a) be liable to the Landlord for any diminution in value caused by the absence of any removed Collateral or for any other matter except as specifically set forth herein or (b) have any duty or obligation to remove or dispose of any Collateral or other property left on the Premises by the Company; provided, however, that to the extent either Agent elects to remove or dispose of a portion of the Collateral, such Agent shall be responsible for removing all of the Collateral located at the Premises.

8. Without affecting the validity of this Waiver, any of the Obligations may be amended, renewed, extended, refinanced, replaced or otherwise modified without the consent of the Landlord and without giving notice thereof to the Landlord. This Waiver shall inure to the benefit of the respective successors and assigns of each Agent and shall be binding upon the successors and assigns of the Landlord. The persons signing this each represent to the others that s/he has the authority to do so on behalf of the party for which s/he is signing.

9. All notices hereunder shall be in writing and sent by certified mail (return receipt requested), overnight mail or facsimile (with a copy to be sent by certified or overnight mail), to the other party at the address set forth on the signature page hereto or at such other address as such other party shall otherwise designate in accordance with this paragraph.

10. This Waiver is governed by the laws of [the state that governs the Lease] (the “Lease Jurisdiction”). The Landlord agrees that any legal action or proceeding with respect to any of its obligations under this Waiver may be brought by the Agents (or either of them) in any state or federal court located in the Lease Jurisdiction. By its execution and delivery of this Waiver, the Landlord submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Landlord waives any claim that the Lease Jurisdiction is not a convenient forum or the proper venue for any such action or proceeding.

11. WAIVER OF SPECIAL DAMAGES. THE LANDLORD WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE LANDLORD MAY HAVE TO CLAIM OR RECOVER FROM ANY OF THE LENDERS IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES.

12. JURY WAIVER. EACH OF THE LANDLORD AND EACH AGENT HEREBY VOLUNTARILY, KNOWLINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE BETWEEN THE LANDLORD AND EITHER AGENT IN ANY WAY RELATED TO THIS WAIVER.

13. This Waiver shall continue in full force and effect until the earlier to occur of the removal of the Collateral from the Premises or the notification by the Agents, which shall be in writing and signed by the Agents, to the Landlord of the Agents’ election not to exercise their rights with respect to the Collateral.

[Remainder of this page intentionally left blank]

This Waiver is executed and delivered by the Landlord as of the date first written above.

LANDLORD:

By:
Name:
Title:

Notice Address:

Attention:
Facsimile:

Accepted and agreed to on , 2013 by:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Authorized Officer

Notice Address:

Attention:
Facsimile:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

Notice Address:

Attention:
Facsimile:

EXHIBIT A

COPY OF LEASE

Exhibit H

SUPPLEMENT NO. [●] dated as of [●] (this “Supplement”), to the Pledge and Security Agreement dated as of April 19, 2013 (the “Security Agreement”), among Petco Animal Supplies, Inc., a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower party from time to time thereto (each such subsidiary individually a “Subsidiary Party” and collectively, the “Subsidiary Parties”; the Subsidiary Parties and the Borrower are referred to collectively herein as the “Grantors”), Wells Fargo Bank, National Association, as collateral agent (in such capacity, the “Collateral Agent”), and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the ABL Credit Agreement dated as of April 19, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among the Borrower, the Subsidiary Parties, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the ABL Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.13 of the Security Agreement and Section 5.10 of the ABL Credit Agreement provide that additional Domestic Subsidiaries of the Borrower may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the ABL Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, each Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.13 of the Security Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that, in each case as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral constituting Equipment and Inventory of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Collateral of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Patents, Trademarks and Copyrights of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse each Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for such Agent.

IN WITNESS WHEREOF, the New Subsidiary and each Agent have duly executed this Supplement to the Pledge and Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Schedule I

to Supplement No      to the

Pledge and Security Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to Supplement No      to the

Pledge and Security Agreement

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER

INVESTMENT PROPERTY

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY (CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

Schedule III

to Supplement No      to the

Pledge and Security Agreement

INTELLECTUAL PROPERTY RIGHTS

PATENT REGISTRATIONS

Patent Description	Patent Number	Issue Date

PATENT APPLICATIONS

Patent Application	Application Filing Date	Application Serial Number

TRADEMARK REGISTRATIONS

Trademark	Registration Date	Registration Number

TRADEMARK APPLICATIONS

Trademark Application	Application Filing Date	Application Serial Number

COPYRIGHT REGISTRATIONS

Copyright	Registration Date	Registration Number

COPYRIGHT APPLICATIONS

Copyright Application	Application Filing Date	Application Serial Number